UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): September 26, 2024

Reneo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40315	47-2309515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18575 Jamboree Road, Suite 275-S Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 283-0280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	RPHM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At a special meeting of the stockholders of Reneo Pharmaceuticals, Inc. (“Reneo” or the “Company”) held on September 26, 2024 (the “Reneo Special Meeting”), the Company’s stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger, dated as of May 10, 2024 (the “Merger Agreement”), by and among the Company, OnKure, Inc., a Delaware corporation (“OnKure”), Radiate Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Reneo (“Merger Sub I”), and Radiate Merger Sub II, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Reneo, pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub I will merge with and into OnKure (the “Merger”), with Merger Sub I ceasing to exist and OnKure surviving the Merger as a direct, wholly owned subsidiary of Reneo (Reneo following the Merger, “NewCo”). The proposals are described in detail in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2024 (as amended or supplemented thereafter) (the “Proxy Statement”), and first mailed to the Company’s stockholders on or about August 27, 2024. The final voting results regarding each proposal are set forth below. There were 33,428,808 shares of the Company’s common stock outstanding and entitled to vote on August 19, 2024, the record date for the Reneo Special Meeting, and 21,978,803 shares of the Company’s common stock were represented virtually or by proxy at the Reneo Special Meeting, which number constituted a quorum. Capitalized terms used but not defined herein have the meanings assigned to them in the proxy statement/prospectus.

Proposal No. 1. Approval of, for purposes of Nasdaq Listing Rule 5635(a) and (b), the issuance of shares of NewCo Common Stock pursuant to the terms of the Merger Agreement and the change of control of Reneo resulting from the Merger.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
21,866,422	110,625	1,756	0

Proposal No. 2. Approval of, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of NewCo Class A Common Stock to the PIPE Investors, which shares of NewCo Class A Common Stock will represent more than 20% of the shares of NewCo Common Stock outstanding as of the date of the execution of the Subscription Agreement.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
21,866,741	110,676	1,386	0

Proposal No. 3. Approval of the Amended Certificate of Incorporation, which, as of the First Effective Time, will amend and restate the Reneo Certificate of Incorporation.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
21,866,731	110,711	1,361	0

Proposal No. 4. Approval of an amendment to the Reneo Certificate of Incorporation to effect the Reverse Stock Split at the discretion of the Reneo Board at or prior to the First Effective Time.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
21,845,062	131,855	1,886	0

Proposal No. 5. Approval of the 2024 Equity Incentive Plan of NewCo.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
17,484,682	4,492,498	1,623	0

Proposal No. 6. Approval of the 2024 Employee Stock Purchase Plan of NewCo.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
18,384,090	3,593,950	763	0

Proposal No. 7. Approval of an adjournment of the Reneo Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of one or more of the Reneo Stockholder Proposals.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
21,820,872	155,030	2,901	0

At the Reneo Special Meeting, (i) Proposal No. 1 was approved by the affirmative vote of a majority of the votes cast and entitled to vote on Proposal No. 1, (ii) Proposal No. 2 was approved by the affirmative vote of a majority of the votes cast and entitled to vote on Proposal No. 2, (iii) Proposal No. 3 was approved by the affirmative vote of the holders of a majority of Reneo’s common stock outstanding on the record date for the Reneo Special Meeting entitled to vote Proposal No. 3, (iv) Proposal No. 4 was approved by the affirmative vote of a majority of the votes cast and entitled to vote on Proposal No. 4, (v) Proposal No. 5 was approved by the affirmative vote of a majority of the votes cast and entitled to vote on Proposal No. 5, and (vi) Proposal No. 6 was approved by the affirmative vote of a majority of the votes cast and entitled to vote on Proposal No. 6. Although Proposal No. 7 was approved, adjournment of the Reneo Special Meeting was not necessary or appropriate because the stockholders approved the other proposals.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger and other statements that are not historical fact. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Reneo, OnKure or the proposed transaction will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Reneo’s control. Reneo’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to the risk that the conditions to the closing of the proposed Merger are not satisfied. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Reneo’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC and subsequent Quarterly Reports on Form 10-Q, as well as the final proxy statement/prospectus on Form 424(b)(3) filed with the SEC on August 26, 2024. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as may be required under applicable law, Reneo expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Reneo or OnKure.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to sell, nor a solicitation of an offer to buy or subscribe for, any securities of Reneo or OnKure, nor is it a solicitation of any vote in any jurisdiction with respect to the proposed business combination involving Reneo and OnKure, the concurrent PIPE investment and any related proposed transactions or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2024

Reneo Pharmaceuticals, Inc.

By:	/s/ Gregory J. Flesher
Name:	Gregory J. Flesher
Title:	President and Chief Executive Officer (Principal Executive Officer)